FPA Queens Road Value Fund

Ticker: QRVLX

A series of Investment Managers Series Trust III (the "Trust")

Supplement dated May 29, 2024, to the
Summary Prospectus dated September 30, 2023.

The Board of Trustees of the Trust has approved a Shareholder Service Plan with respect to the FPA Queens Road Value Fund (the "Fund"). The adoption of the Shareholder Service Plan does not constitute an actual change in the fees paid by Fund shareholders, but rather a designation of certain fees as shareholder servicing fees, which were previously included in "Other Expenses." Effective immediately, the following changes are made to the Fund's Summary Prospectus.

The "Fees and Expenses of the Fund" table is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is the successor of the FPA Queens Road Value Fund, formerly a series of Bragg Capital Trust (the "Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Fund on July 28, 2023.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions		None
Exchange Fee		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%
Distribution (Rule 12b-1) fees		None
Other Expenses[1]		0.56%
Shareholder service fee	0.08%
All other expenses	0.48%
Total Annual Fund Operating Expenses		1.51%
Fee Waiver and Reimbursement[2]		(0.86)%
Total Annual Fund Operating Expenses after Expense Reimbursement		0.65%

1  "Other Expenses" are estimates based on the expenses the Fund expects to incur for the current fiscal year; actual expenses may vary.

2  The adviser has contractually agreed to reimburse the Fund for operating expenses in excess of 0.65% of average net assets of the Fund, excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, until

September 30, 2024. These expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then- current expense limits. Similarly, the adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by adviser to the Predecessor Fund (defined below) prior to the Predecessor Fund's reorganization on July 28, 2023 for a period ending three years after the date of the waiver or payment. This agreement may be terminated only by the Fund's Board of Trustees (the "Board"), upon written notice to the adviser.

Please file this Supplement with your records.